EXHIBIT 32.1

CERTIFICATION OF INTERIM CEO AND CFO PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-K of Centrus Energy Corp. for the year ended December 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), pursuant to 18 U.S.C. § 1350, John R. Castellano, Interim President and Chief Executive Officer, and John C. Barpoulis, Senior Vice President and Chief Financial Officer, each hereby certifies, that, to his knowledge:

(1)       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Centrus Energy Corp.

March 16, 2015	/s/ John R. Castellano
John R. Castellano
Interim President and Chief Executive Officer

March 16, 2015	/s/ John C. Barpoulis
John C. Barpoulis
Senior Vice President and Chief Financial Officer